Exhibit 99.1

FOR IMMEDIATE RELEASE

Thomas Group Announces Intent to Voluntarily Deregister its Common Stock

Irving, Texas — June 13, 2011 — Thomas Group, Inc. (OTC: TGIS) (the “Company”), a global change management and operations improvement consulting firm, today announced that it has filed post-effective amendments to each of its outstanding Registration Statements on Form S-8 to deregister all shares of the Company’s common stock remaining unissued under the compensation plans to which those Registration Statements relate. It also announced that it intends to voluntarily deregister its common stock by filing a Form 15 with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended.  The Company is eligible to deregister because it has fewer than 300 holders of record of its common stock.

Prior to filing the Form 15, the Company will seek no action relief from the SEC requesting that the Company’s obligation to file certain reports with the SEC, including Forms 10-K, 10-Q, and 8-K, be suspended immediately upon the Form 15 filing.  In the event no action relief is not granted, the Company’s obligation to continue filing such reports after the Form 15 filing will continue until the Company files its 2011 Form 10-K.

Deregistration of the Company’s common stock was approved at a special meeting of the Company’s Board of Directors on June 9, 2011.  After consultation with management and deliberation regarding the advantages and disadvantages of continuing the Company’s SEC registration, the Board of Directors determined that deregistration was in the best interests of the Company and its stockholders.  The decision to deregister is based primarily on the Company’s desire to conserve resources, and the Board’s determination that any beneficial effect to the Company of being registered with the SEC is substantially outweighed by the financial costs associated with preparing and filing periodic reports and other filings with the SEC and the administrative burdens associated with regulatory compliance.

The Company expects that its common stock will continue to be quoted on the OTC Pink tier operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities, following its deregistration, so long as market makers demonstrate an interest in trading in the Company’s common stock. However, there is no assurance that trading in the Company’s common stock will continue on the OTC Pink tier or on any other securities exchange or quotation medium.

Upon deregistration, the Company plans to continue to provide its stockholders with periodic financial and operational information through the OTC Markets Group website: www.otcmarkets.com.

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Contact:	Michael McGrath, President and Chief Executive Officer
972.869.3400
mmcgrath@thomasgroup.com
http://www.thomasgroup.com

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About Thomas Group

Thomas Group, Inc. (OTC: TGIS) is an international, publicly-traded professional services firm specializing in organization change management and operations improvement. Thomas Group’s unique brand of process improvement and performance management services enable businesses to enhance operations, improve productivity and quality, reduce costs, generate cash and drive higher profitability. Known for Breakthrough Process Performance, Thomas Group creates and implements customized improvement strategies for sustained performance improvements in all facets of the business enterprise. Thomas Group has offices in Dallas and Washington, D.C. For more information, please visit www.thomasgroup.com.

Important Notices:

Safe Harbor Statement under the Private Securities Litigation Reform Act:

Any statements in this release that are not strictly historical statements, including statements about the Company’s beliefs and expectations, are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including general economic and business conditions that may impact clients and the Company’s revenues, timing and awarding of customer contracts, revenue recognition, competition and cost factors and lack of profitability, as well as other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. These forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “could,” “should,” “may,” “would,” “continue,” “forecast,” and other similar expressions. These forward-looking statements speak only as of the date of this release. Except as required by law, the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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